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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ----------------------------------

                                    FORM 8-K

                         ----------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   March 30, 2001
                                                ------------------------


                              USA DETERGENTS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                       0-26568               11-2935430
----------------------------            ------------         -------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


              1735 Jersey Avenue                                   08902
              North Brunswick, NJ                                ----------
----------------------------------------                         (Zip Code)
(Address of Principal Executive Offices)



Registrant's telephone number, including area code: (732) 828-1800
                                                   --------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

     On April 2, 2001, USA Detergents, Inc. issued a joint press release with Church & Dwight Co., Inc. which is attached hereto as Exhibit 99.

ITEM 7.  EXHIBITS.

         (C)  EXHIBITS.

     2.1 Agreement and Plan of Merger among Church & Dwight Co., Inc., US Acquisition Corp. and USA Detergents, Inc., dated as of March 30, 2001.

     99 Press release, dated April 2, 2001.


               All other Items of this report are inapplicable.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   USA DETERGENTS, INC.



Date: April 3, 2001                By: /s/ Uri Evan
                                       ---------------------------------------
                                   Name:  Uri Evan
                                   Title: Chairman and Chief Executive Officer



                                       3
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                                  EXHIBIT INDEX


     2.1 Agreement and Plan of Merger among Church & Dwight Co., Inc., US Acquisition Corp. and USA Detergents, Inc., dated as of March 30, 2001.

     99   Press release, dated April 2, 2001.



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